                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            PERFECTDATA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             PERFECTDATA CORPORATION
                              110 WEST EASY STREET
                          SIMI VALLEY, CALIFORNIA 93065
                                 (805) 581-4000

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 29, 1999

To the Shareholders of PERFECTDATA CORPORATION:

     You are cordially invited to attend the Annual Meeting of the Shareholders of PerfectData Corporation, a California corporation (the "Company"), which will be held at the offices of Flamemaster Corporation, at 11120 Sherman Way, Sun Valley, CA 91352, at 10:00 a.m. Pacific Standard Time, on January 29, 1999, to consider and act upon the following matters, all as more fully described in the accompanying Proxy Statement which is incorporated herein by this reference:

1. To elect a board of three (3) directors to serve until the next annual meeting of the Company's shareholders and until their successors have been elected and qualify;

2. To approve a proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 10 million to 50 million;

3. To approve a proposal to issue 3,750,000 shares of PerfectData's common stock to The Hartcourt Companies, Inc. for 100% of the outstanding shares of Pego Systems, Inc.;

4. To ratify the selection of Beckman, Kirkland & Whitney as independent accountants for the Company for the fiscal year ending March 31, 1999; and,

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record of the Company's common stock at the close of business on December 29, 1998, the record date fixed by the Board, are entitled to notice of, and to vote at, the meeting.

     THOSE WHO CANNOT ATTEND ARE URGED TO SIGN, DATE, AND OTHERWISE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY SHAREHOLDER GIVING A PROXY HAS THE RIGHT TO REVOKE IT ANY TIME BEFORE IT IS VOTED.


                        BY ORDER OF THE BOARD OF DIRECTORS

                                       Joseph Mazin
                                       President


Simi Valley, California
December 16, 1998

                             PERFECTDATA CORPORATION
                              110 WEST EASY STREET
                          SIMI VALLEY, CALIFORNIA 93065



                                 PROXY STATEMENT
                                 ---------------

           Approximate date proxy material first sent to shareholders:

                                 January 8, 1999


     The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Shareholders of PerfectData Corporation (the "Company") to be held on January 29, 1999, and adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement.

                     SOLICITATION AND REVOCATION OF PROXIES

     A form of proxy is being furnished by the Company to each shareholder, and, in each case, is solicited on behalf of the Board of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. The Company may pay persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositaries and other fiduciaries, for costs incurred in forwarding soliciting material to their principals. Members of the management of the Company may solicit some shareholders in person, or by telephone or by telegraph, following solicitations of this Proxy Statement, but will not be separately compensated for such services.

     Proxies duly executed and returned by shareholders and received by the Company before the Meeting will be voted (a) FOR the election of all three (3) of the nominee-directors specified herein; (b) FOR the proposal to amend the Company's Articles of Incorporation to increase the authorized number of shares of common stock from 10 million shares to 50 million shares; (c) FOR the proposal to issue 3,750,000 shares of the Company's common stock to The Hartcourt Companies, Inc. for 100% of the outstanding shares of Pego Systems, Inc.; and (d) FOR the ratification of the selection of Beckman, Kirkland & Whitney as the Company's independent accountants for fiscal year 1999, unless a contrary choice is specified. Where a specification is indicated as provided in the proxy, the shares represented by the proxy will be voted and cast in accordance with the specification made. As to other matters, if any, to be voted upon, the person designated as proxy will take such actions as he, in his discretion, may deem advisable. The person named as proxy was selected by the Board of the Company and is an officer of the Company.

     Your execution of the enclosed proxy will not affect your rights as a shareholder to attend the Meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time by either (a) a later-dated proxy,
(b) a written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the Meeting and voting in person.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company has outstanding only common stock, of which 3,155,506 shares were outstanding as of the close of business on December 29, 1998 (the "Record Date"). Only shareholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each shareholder of common stock is entitled to one vote for each share of stock held by him, except that in the election of directors, each shareholder has cumulative voting rights. Voting on all matters, other than the election of directors, submitted for approval by the shareholders at this Meeting will be on a noncumulative basis.

     Representation at the Meeting by the holders of more than 33-1/3% of the outstanding shares of common stock of the Company, either by personal attendance or by proxy, will constitute a quorum.

     The following table sets forth, as of November 30, 1998, information concerning (a) beneficial ownership of voting securities (only common stock) of the Company by the persons who are known by the Company to own beneficially more than 5% of the Company's common stock, and (b) beneficial ownership of the Company's common stock by all directors and officers of the Company as a group:



                                                              AMOUNT AND
                                                              NATURE OF            PERCENT
TITLE OF                   NAME AND ADDRESS                   BENEFICIAL           OF
CLASS                      OF BENEFICIAL OWNER                OWNERSHIP (1)        CLASS(2)
-----                      -------------------                -------------        --------

(a) More than
    5% Share-
    holdings

    Common
    Stock                  Joseph Mazin                         910,197(3)(4)(5)   28.0
                           110 West Easy Street                        (6)(7)
                           Simi Valley, CA 93065

                           Flamemaster Corporation              613,497            19.4
                           11120 Sherman Way
                           Sun Valley, CA 91252

                           Leland P. Polak and                  316,000            10.0
                           Mark E. Polak
                           11494 Burbank Blvd.
                           North Hollywood, CA 91601

                           William R. Woodward                  213,349            6.8
                           Successor &
                           Special Trustee
                           Richard M. Drysdale Trust
                           116 26th Street
                           Santa Monica, CA 90402




                                                              AMOUNT AND
                                                              NATURE OF              PERCENT
TITLE OF                      NAME AND ADDRESS                BENEFICIAL             OF
CLASS                         OF BENEFICIAL OWNER             OWNERSHIP (1)          CLASS(2)
-----                         -------------------             -------------          --------

(b) Directors and Officers

    Common
    Stock                     All directors and                 938,797(3)(4)(5)     28.8
                              officers as a group                      (6)(7)(8)
                              (4 in number)


----------------------
(1) All shares are owned directly by the owner named in the table, except as otherwise indicated in a footnote below.

(2) Percentages are based on the number of shares of common stock outstanding on November 30, 1998. There were 3,155,506 shares of common stock outstanding on November 30, 1998.

(3) Includes 613,497 shares owned by Flamemaster Corporation for which Mr. Mazin has voting power as President, Chairman and CEO of Flamemaster Corporation.

(4) Includes 37,700 shares owned by the Flamemaster Employees' Profit Sharing Plan for which Mr. Mazin is the fiduciary.

(5) Includes 23,000 shares owned by Altius Investment Corporation for which Mr. Mazin has voting power as Chairman of the Board of Altius Investment Corporation.

(6) Includes 25,000 shares which are covered by a stock option which was granted June 28, 1993, and which is exercisable at any time on or before June 28, 2003. Percentage of interest includes these shares.

(7) Includes 65,000 shares which are covered by a stock option which was granted November 24, 1993, and which is exercisable at any time on or before November 24, 2003. Percentage of interest includes these shares.

(8) Includes 10,000 shares which are covered by a stock option which was granted July 20, 1995, and which is exercisable at any time on or before July 20, 2005. Percentage of interest includes these shares.

     The Company anticipates that a change of control will occur subsequent to the completion of the acquisition of Pego Systems, Inc. and the issuance of 3,750,000 shares of common stock to The Hartcourt Companies, Inc. A more detailed statement will be issued to shareholders and a Form 8K will be filed, as required, identifying the transaction along with biographical information on any change of individuals to the Board.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's last annual meeting of shareholders was held on January 11, 1996, at which time Joseph Mazin, Bruce D. Stuart, Tracie Savage and Gerald W. Chamales were duly elected to serve as directors of the Company until the next annual meeting of shareholders and until their successors are elected and qualify. Mr. Stuart resigned as a director July 1, 1997. On July 24, 1997, Ronald M. Chodorow was elected to the Board to fill Mr. Stuart's position. On September 30, 1997, the Board received the resignation of Gerald W. Chamales. His position has not been filled.

     The Company's By-laws provide that the authorized number of directors be not less than three and not more than five, with the exact number to be determined by the Board of Directors. At the Board meeting held on December 1, 1998, the Board adopted a resolution setting the number of directors as three.

     The Company's directors are to be elected at each annual meeting of shareholders. At this Meeting, three directors, making up the entire membership of the Board of the Company as now authorized, are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualify. The nominees for election as directors at this Meeting are set forth in the table below and are all recommended by management of the Company. Each of the nominees has consented to serve as a director if elected.

     In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board.

     The three nominee-directors receiving the highest number of votes cast at the Meeting will be elected as the Company's directors to serve until the next annual meeting of shareholders and until their successors are elected and qualify. Subject to certain exceptions specified below, shareholders of record on the Record Date are entitled to cumulate their votes in the election of the Company's directors (i.e., they are entitled to the number of votes as determined by multiplying the number of shares held by them times the number of directors to be elected) and may cast all of their votes so determined for one person, or spread their votes among two or more persons as they see fit. No shareholder shall be entitled to cumulate votes for a given candidate for director unless such candidate's name has been placed in nomination prior to the vote and the shareholder has given notice at the Meeting, prior to the voting, of the shareholder's intention to cumulate his/her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board.

     The following table lists the nominees for election as directors and shows certain information concerning each nominee, including the number of shares of common stock of the Company beneficially owned, directly or indirectly, by such nominee as of November 30, 1998:


                           PRINCIPAL                      DIRECTOR       NO. OF               PERCENT
NOMINEE (1)                OCCUPATION         AGE         SINCE          SHARES (2)           OF CLASS
-----------                ----------         ---         -----          ----------           --------

Joseph Mazin               President,         52          1993            910,197(3)(4)(5)    28.0
                           Chief Execu-                                         (6)(7)
                           tive Officer
                           and Chairman
                           of the Board
                           PerfectData
                           Corporation;
                           President,
                           Chief Execu-
                           tive Officer
                           and Chairman
                           of the Board
                           Flamemaster
                           Corporation.

Tracie                     Co-anchor          36          1995            10,100(8)          (9)
Savage                     and General
                           Assignment
                           Reporter
                           NBC
                           Los Angeles

Ronald M.                  President          58          1997            17,500             (9)
Chodorow                   Ronald M.
                           Chodorow &
                           Associates, Inc.
                           Accountants
                           And Tax
                           Consultants


-----------------
(1) The Company does not have a Nominating Committee of the Board. Management's nominees for election as directors at the meeting were selected by the Board of the Company and are all present directors of the Company.

(2) All shares are owned directly by the director named in the table except as otherwise indicated in a footnote below.

(3) Includes 613,497 shares owned by Flamemaster Corporation for which Mr. Mazin has voting power as President, Chairman and CEO of Flamemaster Corporation.

(4) Includes 37,700 shares owned by the Flamemaster Employees' Profit Sharing Plan for which Mr. Mazin is the fiduciary.

(5) Includes 23,000 shares owned by Altius Investment Corporaation for which Mr. Mazin has voting power as Chairman of the Board of Altius Investment Corporation.

(6) Includes 25,000 shares which are covered by stock options which were granted June 28, 1993, and which are exercisable at any time on or before June 28, 2003. Percentage of interest includes these shares.

(7) Includes 65,000 shares which are covered by a stock option which was granted November 24, 1993, and which is exercisable at any time on or before November 24, 2003. Percentage of interest includes these shares.

(8) Includes 10,000 shares which are covered by a stock option which was granted July 20, 1995, and which is exercisable at any time on or before July 20, 2005. Percentage of interest includes these shares.

(9)  Represents less than 1%.


     Mr. Joseph Mazin was appointed in June 1993 to be a Director of the Company by the unanimous consent of the Board. Mr. Mazin was appointed Chairman, President and Chief Executive Officer of the Company in October 1993. He is the Chairman of the Board, President and Chief Executive Officer of Flamemaster Corporation, a publicly traded specialty chemicals manufacturer. Mr. Mazin has held this position for more than five years. He previously served as Chairman of the Board of Altius Corporation, a former manufacturer of industrial steel products.

     Ms. Tracie Savage was appointed in July 1995 to be a Director of the Company by the unanimous consent of the Board. She joined NBC-TV Los Angeles, a Television Subsidiary of National Broadcasting Company, Inc. in March of 1994. Ms. Savage is the co-anchor of NBC 4's "Today in LA: Weekend" and also serves as a general assignment reporter for the "Channel 4 News". From 1991 to 1994 she was a general assignment reporter for the independent Los Angeles station, KCAL. Ms. Savage has been in broadcast journalism for ten years and has been the recipient of numerous awards and honors in her field.

     Mr. Ronald M. Chodorow was appointed in July 1997 to be a Director of the Company by unanimous consent of the Board. Mr. Chodorow is an accountant and has been in Public Accounting since 1966. In 1978 he opened his own practice and is the president of Ronald M. Chodorow & Associates, Inc., Accountants and Tax Consultants. Mr. Chodorow has sat on the Board of Directors of many small corporations (non-publicly listed companies).

     There were five meetings of the Board held during the last fiscal year of the Company. The Company's Audit and Compensation Committees were established on April 3, 1985 and no meetings were held during the Company's last fiscal year. The Board does consider nominees for election as director recommended by shareholders although no names have ever been submitted. Shareholders may make such recommendations by submitting them in writing to the Board of Directors of the Company.

     Directors of the Company are elected annually. The present term of office of each director will expire at the next annual meeting of shareholders of the Company or at such time as his successor is duly elected and qualified.


                          TRANSACTIONS WITH MANAGEMENT

     Mr. Mazin, President and Chief Executive Officer of the Registrant, is also President and Chief Executive Officer of Flamemaster Corporation, a publicly traded specialty chemicals manufacturer. Flamemaster Corporation has acted, in the normal course of its business, as a manufacturer of certain products for the Company. For the fiscal year ended March 31, 1998, sales of products to the Company approximated $9,912.


          REMUNERATION OF OFFICERS AND DIRECTORS AND OTHER INFORMATION

     The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to the Company during each of the last three fiscal years by the Company's Chief Executive Officer. No other executive officer of the Company earned in excess of $100,000:



                           SUMMARY COMPENSATION TABLE
                           --------------------------
                             Annual Compensation
Name and
Principal Position           Year        Salary($) (1)
------------------           ----        -------------

Joseph Mazin                 1998        $61,317
President, Chief             1997         63,365
Executive Officer and        1996         65,135
Chairman of the Board



(1) There are no employment agreements or contracts between the Company and Joseph Mazin.


EMPLOYEE STOCK OPTION PLAN

     In 1979 the Company adopted its Employee Stock Option Plan and amended it in 1981 (the "1979 Plan"). The 1979 Plan, which expired December 31, 1988, provided for the grant of incentive stock options to officers and other key employees of the Company. The 1979 Plan covers an aggregate of 290,660 shares of Common Stock. During the year ended March 31, 1996, options to purchase 1,000 shares of Common Stock expired. There was no activity under the Plan during the year ended March 31, 1998. A total of 99,166 shares of Common Stock have been issued upon the exercise of options granted under the 1979 Plan. No options remain outstanding.

1985 EMPLOYEE STOCK OPTION PLAN

     In January 1985, the Board of Directors of the Company established the Company's 1985 Employee Stock Option Plan (the "1985 Plan"). In November 1985, the shareholders of the Company approved the Plan. The Board of Directors voted to extend the term of the plan by twelve months thereby making the new expiration date December 31, 1996. The 1985 Plan, provided for the grant of both non-qualified stock options and incentive stock options to officers and other key employees of the Company and for the grant of non-qualified stock options to non-employee Directors of the Company. The 1985 Plan covers an aggregate of 500,000 shares of Common Stock. During the fiscal year ended March 31, 1998, 70,000 options were exercised. At March 31, 1998, options covering a total of 118,000 shares of Common Stock were outstanding at an average exercise price of $1.069 per share. Options covering a total of 275,250 shares of the Company's Common Stock have been cancelled through March 31, 1998. A total of 286,250 shares of Common Stock have been issued upon the exercise of options granted under the 1985 Plan. The 1985 Plan is administered by the Board of Directors of the Company. The exercise price of options granted must not be less than 100% of the fair market price of the Common Stock of the Company on the date of grant. The rate at which options granted under the 1985 Plan will be exercisable shall be determined by the Board of Directors at the time of the grant of the option, provided that the option may become exercisable in full no faster than annually over a two-year period and no slower than annually over a five-year period. Options which have been granted under the 1985 Plan are exercisable annually with respect to 25% of the total number of shares covered by the option. Options may not be exercised after the expiration of ten years from the date of grant, are non-transferable, other than by will or inheritance, and may be exercised only while an optionee is employed by the Company, except that an option may provide that it will be wholly or partially exercisable (a) within three months after an optionee's termination of employment for any reason other than cause,
(b) within one year after an optionee's termination of employment, if such employment is terminated by reason of the optionee's death or permanent disability or if the optionee dies or becomes permanently disabled within three months after the termination of the optionee's employment, and (c) within thirty days after the termination of an optionee's employment for cause. The termination of a non-employee Director's employment is deemed to occur on the termination of his status as a Director of the Company.


1983 STOCK BONUS AND PURCHASE PLAN

     In May 1983, the Company adopted an Employee Stock Bonus and Purchase Plan (the "Bonus Plan") and amended it in 1987 and 1989. The Bonus Plan, which expired May 17, 1993, provided for the issuance of a maximum of 745,330 shares of Common Stock of the Company to certain officers or other key employees of the Company. The Bonus Plan is administered by the Board of Directors of the Company which determines to whom shares shall be issued, the number of shares which may be issued to any participant, whether shares shall be issued as a stock bonus without consideration (other than services), or alternatively, the price for which shares shall be purchased by the participant and the manner and time of payment of such price, the length of time during which shares may be issued to the participant (which may not be more than five years from the date the agreement providing for the issuance is executed), whether the participant must continue to serve as an officer or key employee for a specified period of time following execution of such agreement to avoid forfeiture of some or all of such shares to the Company or a right in the Company to repurchase such shares, and such other terms and conditions as the Board of Directors may specify which are not inconsistent with the provisions of the Bonus Plan.

     The Company had entered into stock bonus agreements to issue through 1992 under the Bonus Plan up to an aggregate of 126,269 shares of Common Stock (net of shares covered by agreements cancelled through March 31, 1993) as stock bonuses to certain key employees. At March 31, 1993, all 126,269 shares had been issued.

     The Company had also entered into stock purchase agreements to issue under the Bonus Plan up to an aggregate of 101,000 shares of Common Stock (net of shares covered by agreements cancelled or expired through March 31, 1995), at an average price of $.5687 per share. At March 31, 1995, all 101,000 shares had been issued.

OPTION GRANTS, EXERCISES AND HOLDINGS


                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     No stock options or stock appreciation rights (Scars) were granted to the Company's Chief Executive Officer named in the Summary Compensation Table during the fiscal year ended March 31, 1998.

     The following table provides certain summary information concerning the exercise of options during the 1998 fiscal year and unexercisable options held as of the end of the 1998 fiscal year by the Chief Executive Officer named in the Summary Compensation Table:


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES



                                                           VALUE
                                            NUMBER         OF UN-
                                            OF UN-         EXERCISED
                                            EXERCISED      IN-THE-
                  SHARES                    OPTIONS        MONEY
                  ACQUIRED                  HELD           OPTIONS
                  ON            VALUE       AT FISCAL      AT
NAME              EXERCISE      REALIZED    YEAR END       FY-END(2)
                    (#)           ($)         (#)

Joseph Mazin         -             -        90,000(1)      $45,000


(1)  As of March 31, 1998, all 90,000 options were exercisable.

(2) Such value is based upon the market value of the Company's Common Stock as of March 31, 1998, less the exercise price payable per share under such options.


DIRECTOR COMPENSATION

     No director receives cash compensation from the Company for services provided as a director. Non-employee directors may be granted non-qualified stock options as provided for under the Company's 1985 Employee Stock Option Plan ("1985 Plan"). During the fiscal year ended March 31, 1998, no new options were granted to non-employee directors of the Company.


                       PROPOSED AMENDMENT TO THE COMPANY'S
              ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED
                      NUMBER OF SHARES OF COMMON STOCK FROM
                            10 MILLION TO 50 MILLION

     PerfectData's Board of Directors is seeking shareholder approval to increase the authorized number of common shares from the current 10 million to 50 million. The authorized shares are not OUTSTANDING and will not affect earnings per share or affect individual percentage ownership of the Company. The purpose of the increase is to allow flexibility in making acquisitions in order to pursue a growth strategy. It will also make it easier to declare stock dividends and approve issuance of stock options in the future to hire specialized talent or key executives.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES. PROXIES RETURNED TO THE COMPANY WILL BE VOTED FOR THE AMENDMENT UNLESS OTHERWISE INSTRUCTED.


               PROPOSAL TO ISSUE 3,750,000 SHARES OF PERFECTDATA'S
             COMMON STOCK TO THE HARTCOURT COMPANIES, INC. FOR 100%
                 OF THE OUTSTANDING SHARES OF PEGO SYSTEMS, INC.

     The Board is also seeking shareholder approval for the issuance of 3,750,000 shares to The Hartcourt Companies, Inc. for 100% ownership (all outstanding shares) of Pego Systems, Inc. Pego Systems is a Long Beach, California, based engineering and manufacturing company and distributor of industrial process equipment for a wide range of industries, especially environmentally controlled systems for large industrial concerns. Pego's design engineers use computer programs to assure precise sizing and a CAD system to prepare preliminary drawings of each customized layout. Pego Systems has completed a variety of package designs. Key configurations include:

               -    Blower packages
               -    Air sparging systems
               -    Trailer-mounted vacuum recovery systems
               -    Vapor-extraction systems
               -    Ammonia injection and vaporization systems
               -    Skid-mounted compressors
               -    Gas recovery and gas boosters

     Pego also provides start-up support for every system installed and, if needed, on-stream follow-up. Importantly, all Pego-designed packages are fully warranted.

     Pego's technicians repair and rebuild all rotary-positive displacement blowers, sliding-vane compressors and single-stage steam turbines. Blowers by Gardner-Denver, Sutorbilt, Duroflow, Roots, and MD Pneumatics; Tuthill Coppus/Murray Steam Turbines; and Fuller Compressors are among companies whose products are serviced by Pego.

     Pego in-shop repair and rebuilding services are factory authorized and performed by factory approved professionals.

     Included in Pego's service roster are these maintenance and repair specialties:

     BLOWERS
               -    Rotary positive pressure lobe blowers
               -    Rotary screw blowers
               -    Multi-stage centrifugal blowers
               -    Centrifugal fans

     COMPRESSORS
               -    Rotary sliding vane
               -    Rotary screw machines
               -    High-pressure diaphragm compressor
               -    Recip gas compressors

     STEAM TURBINES


     The 3,750,000 shares of the PerfectData common stock to be issued to The Hartcourt Companies, Inc. represents 53.5% of the fully diluted outstanding shares of PerfectData. The 53.5% ownership of PerfectData's outstanding shares will constitute control status. Pursuant to the terms of the acquisition of Pego Systems, Inc., PerfectData shareholders of record (record date has not yet been determined), will receive, as a property dividend, shares of the The Flamemaster Corporation which are currently owned by PerfectData. In addition, PerfectData's shareholders are to receive certificates of beneficial interest for PerfectData's ownership in El Guapo Spices, Inc., and a distribution of one share of The Hartcourt Companies, Inc. common stock for every 10 shares of PerfectData held on the record date (record date has not yet been determined). The shares of PerfectData being issued to The Hartcourt Companies, Inc. will not be eligible to participate in these special distributions to shareholders of PerfectData.

     Following are the unaudited Nine Month Ended 9/30/98 Consolidated Balance Sheets and Statements of Operations for Pego Systems, Inc. and Subsidiary. Pego Systems, Inc. acquired its subsidiary, Pacific Pneumatics, Inc. during August 1998.

                        PEGO SYSTEMS, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 1998




ASSETS

CURRENT ASSETS
   Cash                                                           $  479,716
   Marketable Securities                                           1,000,000
   Accounts receivable                                               751,596
   Inventory                                                         615,073
                                                                  ----------

         TOTAL CURRENT ASSETS                                      2,846,385

PROPERTY AND EQUIPMENT, NET                                        1,306,935

OTHER ASSETS                                                          40,225

INTANGIBLES, NET                                                   1,805,583
                                                                  ----------

         TOTAL ASSETS                                             $5,999,128
                                                                  ----------
                                                                  ----------


LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                                               $  573,752
   Line of credit                                                  1,613,197
   Accrued Expenses                                                   46,006
   Notes payable real estate-current portion                          17,002
                                                                  ----------

         TOTAL CURRENT LIABILITIES                                 2,249,957

NOTES PAYABLE, REAL ESTATE, NET OF CURRENT PORTION                 1,180,260
                                                                  ----------


         TOTAL LIABILITIES                                         3,430,217

SHAREHOLDERS' EQUITY
   Common stock, $0.04 par value, 75,000 shares authorized
      33,000 shares issued and outstanding                             1,320
      Additional paid-in capital                                   2,270,411
      Retained Earnings                                              297,180
                                                                  ----------

         TOTAL SHAREHOLDERS' EQUITY                                2,568,911

         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $5,999,128
                                                                  ----------
                                                                  ----------


                        PEGO SYSTEMS, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)



NET SALES                                  $4,755,054

COST OF SALES                               3,174,994
                                           ----------

   Gross Profit                             1,580,060

GENERAL AND ADMINISTRATIVE EXPENSES         1,342,031

DEPRECIATION AND AMORTIZATION                  92,149
                                           ----------

   Income from operations                     145,880

OTHER EXPENSES
   Interest expense                            81,387
                                           ----------

         TOTAL OTHER EXPENSES                  81,387
                                           ----------

INCOME BEFORE INCOME TAXES                     64,493

INCOME TAXES                                      800
                                           ----------

NET INCOME                                 $   63,693
                                           ----------
                                           ----------




     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO ISSUE 3,750,000 SHARES OF PERFECTDATA'S COMMON STOCK TO THE HARTCOURT COMPANIES, INC. PROXIES RETURNED WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INSTRUCTED.



                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     By the selection of the Company's Board, the accounting firm of Beckman, Kirkland & Whitney, certified public accountants, has served, and continues to serve the Company as its auditors since its most recent Annual Meeting of Shareholders. The Board has again selected Beckman, Kirkland & Whitney to serve as the Company's independent accountants for the fiscal year ending March 31, 1999. The matter is not required to be submitted for shareholder approval, but the Board has elected to seek ratification of its selection of the independent accountants by the affirmative vote of a majority of the shares of common stock represented and voted at the Meeting.

     If the selection of Beckman, Kirkland & Whitney is not ratified by the shareholders, the Board will select other independent accountants for the fiscal year ending March 31, 1999, and will not seek shareholder ratification of its choice.

     A representative of Beckman, Kirkland & Whitney is expected to be present at the Meeting and will have an opportunity to make a statement if he desires and will be available to respond to appropriate questions from the shareholders.

     THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF BECKMAN, KIRKLAND & WHITNEY AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 1999. PROXIES RETURNED TO THE COMPANY WILL BE VOTED FOR THE RATIFICATION OF THE SELECTION OF BECKMAN, KIRKLAND & WHITNEY UNLESS OTHERWISE INSTRUCTED.


                              SHAREHOLDER PROPOSALS

     Shareholders who wish to present proposals for action at the 1999 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals of shareholders intended to be present at the 1999 Annual Meeting (a) must be received by the Secretary no later than April 30, 1999 for inclusion in next year's proxy statement and proxy card, and (b) must satisfy the applicable conditions established by the Securities and Exchange Commission for shareholder proposals.


                          ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report to Shareholders of the Company for the fiscal year ended March 31, 1998, including audited financial statements, has been mailed to the shareholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.


                                  OTHER MATTERS

     The Management of the Company does not know of any other matters which are to be presented for action at the Meeting. Should any other matter come before the Meeting or any adjournment thereof, the person named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matter in accordance with his judgment.


                           ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (EXCLUSIVE OF EXHIBITS), WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT PERFECTDATA CORPORATION, 110 WEST EASY STREET, SIMI VALLEY, CALIFORNIA 93065. IF EXHIBIT COPIES ARE REQUESTED, A COPYING CHARGE OF $.35 PER PAGE WILL BE MADE.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Joseph Mazin
                                        President
Simi Valley, California
December 16, 1998

     SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.







The Proxy Statement herein may contain or identify a forward-looking statement. These statements are based on a number of assumptions and estimates which are inherently subject to uncertainty and contingencies, many of which are beyond the control of the Company and reflect future business decisions which are subject to change.

PROXY

                              PERFECTDATA CORPORATION
                                110 West Easy Street
                           Simi Valley, California 93065


            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Joseph Mazin as Proxy, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote as designated on the reverse side, all the shares of common Stock of PerfectData Corporation (the "Company") held of record by the undersigned on December 29, 1998 at the Annual Meeting of Shareholders to be held on January 29, 1999 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3 & 4 AND FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS LISTED IN PROPOSAL 1.

1.   Election of Directors
     [    ] FOR all nominees listed below        [    ] WITHHOLD AUTHORITY
            (except as marked to the                    to vote for all nominees
             contrary below)                            listed below

     NOMINEES: Joseph Mazin, Tracie Savage and Ronald M. Chodorow

     (INSTRUCTION:   To withhold authority to vote for any individual nominee,
     write that nominee's name in the space provided below.)

     ------------------------------------------------------------


2. Approval to amend Company's Articles of Incorporation to increase authorized number of shares of common stock.
     [    ]FOR           [    ]AGAINST            [    ]ABSTAIN


3. Approve issuance of 3,750,000 shares of common stock to The Hartcourt Companies, Inc.
     [    ]FOR           [    ]AGAINST            [    ]ABSTAIN


4. Ratification of selection of Beckman, Kirkland & Whitney as the Independent Accountants for the Company.
     [    ]FOR           [    ]AGAINST            [    ]ABSTAIN

5. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

                              Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:
                                    ----------------------------------

                              -----------------------------------------
                                           Signature

                              -----------------------------------------
                                    Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE